                                                                     Exhibit 4.1


                    [Form of Stock Certificate - Front Side]

NUMBER                                                       TOWER                                                           SHARES
TG                                                           GROUP, INC.


THIS CERTIFICATE IS TRANSFERABLE                                                                                  CUSIP 891777 10 4
     IN NEW YORK, N.Y.                                    TOWER GROUP, INC.                     SEE REVERSE FOR CERTAIN DEFINITIONS
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This is to Certify that






is the owner of

                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF
Tower Group, Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the
Corporation and all amendments thereto, to all of which the holder of this certificate assents by his or her acceptance hereof.
            This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
            WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
        Dated:

TOWER GROUP, INC.
    CORPORATE
      SEAL
      1996
    DELAWARE                                                       /s/ Steven G. Fauth                            /s/ Michael H. Lee

        X                         SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY         PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                                     AMERICAN BANK NOTE COMPANY

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COUNTERSIGNED AND REGISTERED:
               THE BANK OF NEW YORK
                  NEW YORK, NY            TRANSFER AGENT
BY                                         AND REGISTRAR

                                    AUTHORIZED SIGNATURE

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                     [Form of Stock Certificate - Back Side]

                               TOWER GROUP, INC.

    THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT
CHARGE A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND
LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED SO
FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO
DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER
SERIES. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER
AGENT.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
    TEN COM - as tenants in common                UNIF GIFT MIN ACT- __________Custodian__________
    TEN ENT - as tenants by the entireties                            (Cust)             (Minor)
    JT TEN  - as joint tenants with right of                         under Uniform Gifts to Minors
              survivorship and not as tenants                        Act _________________________
              in common                                                          (State)
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    Additional abbreviations may also be used though not in the above list.

    For value received, ______________ hereby sell, assign and transfer unto

    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATION IN EVERY PARTICULAR, WITHOUT
ALTERATION OF ENLARGEMENT OR ANY CHANGE WHATEVER.

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                     |
|                                     |
________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.
Dated, _________________________

                                ________________________________________________



Signature Guaranteed: __________________________________________________________
                      THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
                      GUARANTOR INSTITUTION (BANKS STOCKBROKERS, SAVINGS AND
                      LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                      APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                      TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
THE ISSUANCE OF A REPLACEMENT CERTIFICATE.